SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2008
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
0-25064	41-1580506
(Commission File Number)	(IRS Employer
Identification No.)
1650 West 82nd St., Suite 1100
Bloomington, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.
Health Fitness Corporation (the “Company”) conducted its annual shareholder meeting on May 29, 2008. During the course of the meeting, executives of the Company presented certain forward-looking statements and other information regarding management’s 2008 financial goals and business priorities. The presentation is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.
ITEM 8.01 OTHER ITEMS.
On May 27, 2008, the Company announced that it has completed its previously announced share repurchase plan. The press release announcing the completion of the share repurchase plan is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements: None.
     (b) Pro Forma Financial Information: None.
     (c)Shell Company Transactions: None.
     (d) Exhibits:
          Exhibit 99.1      Annual Shareholders’ Meeting Presentation dated May 29, 2008.
          Exhibit 99.2      Press Release dated May 27, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 29, 2008

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

99.1	Annual Shareholders’ Meeting Presentation dated May 29, 2008.

99.2	Press Release dated May 27, 2008.